UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: October 31, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

STRATEGIC INCOME FUND

(FORMERLY KNOWN AS LEGG MASON PARTNERS

STRATEGIC INCOME FUND)

FORM N-Q

OCTOBER 31, 2009

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited)	October 31, 2009

Face Amount†	Security	Value
CORPORATE BONDS & NOTES - 53.4%
CONSUMER DISCRETIONARY - 7.1%
Auto Components - 0.1%
450,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$137,250
	Visteon Corp., Senior Notes:
84,000	8.250% due 8/1/10 (a)	21,840
278,000	12.250% due 12/31/16 (a)(b)	104,250

	Total Auto Components	263,340

Automobiles - 0.6%
700,000	DaimlerChrysler North America Holding Corp., Notes, 5.875% due 3/15/11	730,409
	Motors Liquidation Co., Senior Debentures:
790,000	8.250% due 7/15/23 (a)	120,475
13,435,000	8.375% due 7/15/33 (a)	2,082,425

	Total Automobiles	2,933,309

Diversified Consumer Services - 0.1%
139,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	152,205
245,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	244,388

	Total Diversified Consumer Services	396,593

Hotels, Restaurants & Leisure - 1.1%
	El Pollo Loco Inc.:
530,000	Senior Notes, 11.750% due 11/15/13	490,250
90,000	Senior Secured Notes, 11.750% due 12/1/12 (b)	94,950
660,000	Harrah’s Operating Co. Inc., Senior Notes, 10.750% due 2/1/16	508,200
770,000	Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17 (b)	789,250
1,145,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (a)(c)	460,862
585,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	464,344
	MGM MIRAGE Inc.:
145,000	Notes, 6.750% due 9/1/12	124,700
	Senior Notes:
430,000	7.625% due 1/15/17	327,875
145,000	11.375% due 3/1/18 (b)	131,225
	Senior Secured Notes:
185,000	10.375% due 5/15/14 (b)	197,950
440,000	11.125% due 11/15/17 (b)	486,200
	Mohegan Tribal Gaming Authority:
240,000	Senior Secured Notes, 11.500% due 11/1/17 (b)	235,800
	Senior Subordinated Notes:
75,000	7.125% due 8/15/14	52,875
75,000	6.875% due 2/15/15	49,875
120,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	111,900
375,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	298,125
165,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 4.680% due 2/1/14 (b)(d)	83,325
1,095,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16 (a)(c)	271,013
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (b)	273,625

	Total Hotels, Restaurants & Leisure	5,452,344

Household Durables - 0.3%
110,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	107,250

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
Household Durables - 0.3% (continued)
1,045,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (c)	$1,042,388
690,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12 (c)	653,775

	Total Household Durables	1,803,413

Leisure Equipment & Products - 0.5%
3,054,000	Eastman Kodak Co., Senior Notes, 7.250% due 11/15/13	2,397,390
135,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16 (b)	144,787

	Total Leisure Equipment & Products	2,542,177

Media - 3.8%
	Affinion Group Inc.:
1,380,000	Senior Notes, 10.125% due 10/15/13	1,421,400
420,000	Senior Subordinated Notes, 11.500% due 10/15/15	441,000
4,232,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)(c)	867,560
1,309,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (a)(c)	1,596,980
780,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (b)	741,000
135,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12 (a)(c)(e)	675
270,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (a)(c)	2,727
760,000	Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14 (a)(b)	843,600
35,000	CMP Susquehanna Corp., 4.774% due 5/15/14 (b)(c)(d)(e)	10,485
140,000	Comcast Cable Communications LLC, Notes, 8.875% due 5/1/17	171,617
	Comcast Corp.:
3,020,000	5.700% due 5/15/18	3,165,935
	Notes:
1,580,000	6.500% due 1/15/15	1,750,773
20,000	5.875% due 2/15/18	21,149
690,000	Senior Notes, 6.500% due 1/15/17	753,727
100,000	CSC Holdings Inc., Senior Notes, 6.750% due 4/15/12	104,500
	DISH DBS Corp., Senior Notes:
1,520,000	7.750% due 5/31/15	1,561,800
590,000	7.875% due 9/1/19	606,963
1,035,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (a)	56,925
	News America Inc.:
675,000	Notes, 5.300% due 12/15/14	733,428
	Senior Notes:
690,000	6.200% due 12/15/34	679,266
80,000	6.650% due 11/15/37	83,824
925,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16 (a)	57,813
410,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	354,650
615,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	689,722
985,000	Univision Communications Inc., Senior Secured Notes,12.000% due 7/1/14 (b)	1,069,956
185,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18 (b)	196,563
	Virgin Media Finance PLC:
270,000	Senior Bonds, 9.500% due 8/15/16	286,875
795,000	Senior Notes, 9.125% due 8/15/16	822,825

	Total Media	19,093,738

Multiline Retail - 0.3%
125,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	137,500
	Neiman Marcus Group Inc.:
1,316,777	Senior Notes, 9.000% due 10/15/15 (f)	1,171,932

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
Multiline Retail - 0.3% (continued)
280,000	Senior Secured Notes, 7.125% due 6/1/28	$238,000

	Total Multiline Retail	1,547,432

Specialty Retail - 0.2%
705,000	Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14 (b)	671,513
370,000	Flooring America Inc., Senior Notes, 9.250% due 10/15/07 (a)(c)(e)	0
440,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	442,200

	Total Specialty Retail	1,113,713

Textiles, Apparel & Luxury Goods - 0.1%
605,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	653,400

	TOTAL CONSUMER DISCRETIONARY	35,799,459

CONSUMER STAPLES - 0.6%
Food & Staples Retailing - 0.4%
	CVS Pass-Through Trust, Secured Notes:
342,155	5.880% due 1/10/28	333,398
1,448,090	6.036% due 12/10/28	1,426,117
	Kroger Co., Senior Notes:
60,000	6.400% due 8/15/17	66,512
90,000	6.150% due 1/15/20	98,748
220,000	Wal-Mart Stores Inc., Notes, 5.800% due 2/15/18	246,583

	Total Food & Staples Retailing	2,171,358

Food Products - 0.1%
170,000	Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16 (b)	172,975

Tobacco - 0.1%
	Alliance One International Inc., Senior Notes:
300,000	10.000% due 7/15/16 (b)	313,500
170,000	10.000% due 7/15/16 (b)	177,650

	Total Tobacco	491,150

	TOTAL CONSUMER STAPLES	2,835,483

ENERGY - 8.2%
Energy Equipment & Services - 0.3%
1,035,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	985,837
150,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	147,000
340,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	351,900

	Total Energy Equipment & Services	1,484,737

Oil, Gas & Consumable Fuels - 7.9%
940,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	1,040,464
540,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	579,968
1,455,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,345,875
190,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	204,250
1,680,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	1,633,800
	Compagnie Generale de Geophysique SA, Senior Notes:
515,000	7.500% due 5/15/15	513,713
310,000	7.750% due 5/15/17	308,450
2,845,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	3,290,868
411,548	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 5.284% due 4/15/10 (b)(d)(f)	347,758
500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (a)(c)(e)	0
1,620,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	2,033,742
	El Paso Corp.:
	Medium-Term Notes:
500,000	7.375% due 12/15/12	509,403
6,663,000	7.750% due 1/15/32	6,271,309
2,100,000	Notes, 7.875% due 6/15/12	2,164,453

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
Oil, Gas & Consumable Fuels - 7.9% (continued)
5,000	Senior Subordinated Notes, 7.000% due 6/15/17	$5,027
670,000	Enterprise Products Operating LLP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	657,430
640,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	640,000
200,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	206,500
370,000	Hess Corp., Notes, 7.300% due 8/15/31	421,369
730,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	697,150
	Kerr-McGee Corp., Notes:
1,450,000	6.950% due 7/1/24	1,538,453
660,000	7.875% due 9/15/31	748,676
	Kinder Morgan Energy Partners LP:
20,000	Medium-Term Notes, 6.950% due 1/15/38	21,494
500,000	Notes, 6.750% due 3/15/11	532,627
	Senior Notes:
35,000	7.125% due 3/15/12	38,201
325,000	5.000% due 12/15/13	340,404
20,000	6.000% due 2/1/17	21,122
530,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	519,400
215,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	218,225
1,626,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	1,590,495
	Petrobras International Finance Co., Senior Notes:
260,000	6.125% due 10/6/16	276,900
427,000	5.750% due 1/20/20	427,854
510,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	530,400
470,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17 (b)	427,700
	Plains Exploration & Production Co., Senior Notes:
365,000	10.000% due 3/1/16	392,375
195,000	8.625% due 10/15/19	196,463
435,000	Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	485,025
890,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16 (b)	956,750
1,725,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(b)(c)	112,125
905,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	873,325
10,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	11,290
400,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (b)	371,000
650,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	650,812
	Williams Cos. Inc.:
	Notes:
2,000,000	7.125% due 9/1/11	2,129,668
2,725,000	7.875% due 9/1/21	2,979,297
262,000	8.750% due 3/15/32	304,786
50,000	Senior Notes, 7.625% due 7/15/19	54,492
40,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	44,596

	Total Oil, Gas & Consumable Fuels	39,665,484

	TOTAL ENERGY	41,150,221

FINANCIALS - 15.4%
Capital Markets - 1.8%
4,030,000	Bear Stearns Cos. Inc., Senior Notes, 7.250% due 2/1/18	4,616,877
780,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	834,857
350,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	357,794
	Lehman Brothers Holdings Inc., Medium-Term Notes:
1,000,000	4.500% due 7/26/10 (a)	162,500
270,000	5.625% due 1/24/13 (a)	44,550
520,000	Senior Notes, 6.200% due 9/26/14 (a)	84,500
	Morgan Stanley:
	Medium-Term Notes:
410,000	5.625% due 1/9/12	436,799
650,000	0.734% due 10/18/16 (d)	586,650

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
Capital Markets - 1.8% (continued)
1,975,000	Subordinated Notes, 4.750% due 4/1/14	$1,982,880

	Total Capital Markets	9,107,407

Commercial Banks - 3.1%
470,000	Dexia Credit Local, Notes, 2.375% due 9/23/11 (b)	481,905
	Glitnir Banki HF:
	Notes:
1,070,000	6.330% due 7/28/11 (a)(b)(c)	254,125
780,000	6.375% due 9/25/12 (a)(b)(c)	185,250
200,000	Subordinated Bonds, 7.451% due 9/14/16 (a)(b)(c)(d)(g)	120
2,270,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)(d)	1,362
	ICICI Bank Ltd., Subordinated Bonds:
482,000	6.375% due 4/30/22 (b)(d)	413,371
310,000	6.375% due 4/30/22 (b)(d)	265,484
460,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (a)(b)(c)	24,150
710,000	Lloyds TSB Bank PLC, Senior Notes, 2.800% due 4/2/12 (b)	728,945
1,230,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15 (b)(d)(g)	1,083,593
340,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17 (b)	336,600
220,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (b)(d)	195,323
2,280,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (b)(d)(g)	1,346,723
5,280,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	5,494,268
4,365,000	Wells Fargo & Co., Notes, 5.300% due 8/26/11	4,641,187
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	86,950

	Total Commercial Banks	15,539,356

Consumer Finance - 3.8%
860,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)	520,300
450,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	313,613
	Ford Motor Credit Co.:
600,000	Notes, 5.700% due 1/15/10	600,312
	Senior Notes:
3,137,000	5.549% due 6/15/11 (d)	3,046,811
450,000	9.875% due 8/10/11	460,478
4,940,000	8.000% due 12/15/16	4,778,418
	GMAC LLC:
1,090,000	Notes, 2.200% due 12/19/12	1,105,721
8,855,000	Senior Notes, 8.000% due 11/1/31 (b)	7,659,575
532,000	Subordinated Notes, 8.000% due 12/31/18 (b)	441,560

	Total Consumer Finance	18,926,788

Diversified Financial Services - 5.3%
800,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	784,121
665,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	548,625
	Citigroup Funding Inc.:
1,220,000	2.125% due 7/12/12	1,238,626
1,220,000	Notes, 2.250% due 12/10/12	1,239,800
	Citigroup Inc.:
1,820,000	Notes, 6.875% due 3/5/38	1,899,159
	Senior Notes:
2,880,000	5.500% due 10/15/14	2,956,781
300,000	5.875% due 5/29/37	276,982
80,000	Subordinated Notes, 6.125% due 8/25/36	71,439
3,070,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (b)	3,153,980
209,934	Emeralds, Notes, 0 .631% due 8/4/20 (a)(b)(c)(d)(e)	156,401

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
Diversified Financial Services - 5.3% (continued)
3,630,000	General Electric Capital Corp., Senior Notes, 2.125% due 12/21/12	$3,676,562
	JPMorgan Chase & Co., Subordinated Notes:
700,000	6.625% due 3/15/12	763,964
5,160,000	5.125% due 9/15/14	5,466,948
1,360,000	5.150% due 10/1/15	1,437,922
890,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (d)(g)	823,321
405,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	374,625
	TNK-BP Finance SA, Senior Notes:
670,000	7.500% due 7/18/16 (b)	678,375
100,000	7.500% due 7/18/16 (b)	101,813
100,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	105,500
595,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	621,775

	Total Diversified Financial Services	26,376,719

Insurance - 0.0%
260,000	American International Group Inc., Medium-Term Notes, Senior Notes, 5.850% due 1/16/18	196,167

Real Estate Investment Trusts (REITs) - 0.3%
175,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	175,000
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
235,000	6.500% due 6/1/16	225,600
865,000	6.750% due 4/1/17	834,725

	Total Real Estate Investment Trusts (REITs)	1,235,325

Real Estate Management & Development - 0.3%
169,000	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15 (b)(c)(e)	63,375
40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	34,400
	Realogy Corp.:
1,550,000	Senior Notes, 10.500% due 4/15/14	1,116,000
800,000	Senior Subordinated Notes, 12.375% due 4/15/15	436,000

	Total Real Estate Management & Development	1,649,775

Thrifts & Mortgage Finance - 0.8%
670,000	Countrywide Financial Corp., Subordinated Notes, 6.250% due 5/15/16	679,876
3,920,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	3,449,600

	Total Thrifts & Mortgage Finance	4,129,476

	TOTAL FINANCIALS	77,161,013

HEALTH CARE - 3.5%
Health Care Providers & Services - 3.5%
140,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	144,550
750,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	744,375
	HCA Inc.:
70,000	Debentures, 7.500% due 11/15/95	52,402
69,000	Senior Notes, 5.750% due 3/15/14	64,515
	Senior Secured Notes:
1,090,000	9.125% due 11/15/14	1,130,875
1,070,000	9.250% due 11/15/16	1,120,825
6,734,000	9.625% due 11/15/16 (f)	7,163,293
2,225,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,291,750
3,296,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	3,230,080
	Universal Hospital Services Inc., Senior Secured Notes:
180,000	4.635% due 6/1/15 (d)	152,100

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
Health Care Providers & Services - 3.5% (continued)
135,000	8.500% due 6/1/15 (f)	$134,325
934,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12 (d)(f)	826,590
545,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17 (b)	577,700

	Total Health Care Providers & Services	17,633,380

Pharmaceuticals - 0.0%
1,430,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (a)(c)	1,930

	TOTAL HEALTH CARE	17,635,310

INDUSTRIALS - 3.9%
Aerospace & Defense - 0.1%
3,316	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (a)(c)(e)(f)	0
595,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	604,044

	Total Aerospace & Defense	604,044

Airlines - 0.3%
82,064	Continental Airlines Inc., Pass-Through Certificates, 8.312% due 4/2/11	76,319
1,300,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (b)	1,072,500
	Delta Air Lines Inc., Senior Secured Notes:
160,000	9.500% due 9/15/14 (b)	164,000
180,000	12.250% due 3/15/15 (b)	171,000

	Total Airlines	1,483,819

Building Products - 0.3%
1,455,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	1,487,737
175,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14 (a)(c)	127,313
900,000	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/1/14 (a)(c)	32,625

	Total Building Products	1,647,675

Commercial Services & Supplies - 1.2%
999,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	1,060,506
850,000	Altegrity Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (b)	726,750
480,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	492,000
	RSC Equipment Rental Inc.:
845,000	Senior Notes, 9.500% due 12/1/14	838,662
280,000	Senior Secured Notes, 10.000% due 7/15/17 (b)	305,200
2,290,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	2,510,374

	Total Commercial Services & Supplies	5,933,492

Industrial Conglomerates - 1.3%
360,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	389,021
5,200,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	5,957,000

	Total Industrial Conglomerates	6,346,021

Road & Rail - 0.5%
	Kansas City Southern de Mexico, Senior Notes:
460,000	9.375% due 5/1/12	471,500
490,000	12.500% due 4/1/16 (b)	552,475
1,190,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17 (b)	1,249,500

	Total Road & Rail	2,273,475

Trading Companies & Distributors - 0.2%
355,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	343,463
1,130,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)(c)	644,100

	Total Trading Companies & Distributors	987,563

	TOTAL INDUSTRIALS	19,276,089

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
360,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (f)	$325,800
240,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	248,700

	Total IT Services	574,500

Semiconductors & Semiconductor Equipment - 0.0%
213,000	Freescale Semiconductor Inc., Senior Subordinated Notes, 10.125% due 12/15/16	152,295

	TOTAL INFORMATION TECHNOLOGY	726,795

MATERIALS - 1.6%
Containers & Packaging - 0.0%
750,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10 (a)(c)(e)	0

Metals & Mining - 0.8%
1,140,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,105,800
186,893	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15 (d)(f)	132,227
661,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	596,552
	Teck Resources Ltd., Senior Secured Notes:
75,000	9.750% due 5/15/14	84,563
240,000	10.250% due 5/15/16	277,800
470,000	10.750% due 5/15/19	549,900
960,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	968,256

	Total Metals & Mining	3,715,098

Paper & Forest Products - 0.8%
1,360,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (a)(b)	1,407,600
1,137,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15 (b)	963,608
	NewPage Corp., Senior Secured Notes:
335,000	7.278% due 5/1/12 (d)	216,075
710,000	11.375% due 12/31/14 (b)	711,775
140,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14 (b)	153,579
610,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	639,587

	Total Paper & Forest Products	4,092,224

	TOTAL MATERIALS	7,807,322

TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 3.2%
600,000	AT&T Inc., Global Notes, 5.500% due 2/1/18	630,890
750,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17 (b)	791,250
70,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	53,550
1,450,000	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	1,548,148
1,780,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(c)(e)	0
370,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (a)(c)	37
2,000,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	2,140,000
231,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16	243,705
2,130,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	2,257,887
855,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	765,225
760,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (b)	794,200
	Qwest Corp., Senior Notes:
895,000	3.549% due 6/15/13 (d)	836,825
1,190,000	7.500% due 10/1/14	1,207,850
35,000	SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19 (b)	36,750
1,725,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	1,790,127
970,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,041,344

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
Diversified Telecommunication Services - 3.2% (continued)
100,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (b)	$103,125
90,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (b)	97,650
1,635,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,688,138

	Total Diversified Telecommunication Services	16,026,701

Wireless Telecommunication Services - 1.2%
360,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	370,874
4,505,000	Sprint Capital Corp., Senior Notes, 8.750% due 3/15/32	3,919,350
1,590,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13 (b)	1,526,400

	Total Wireless Telecommunication Services	5,816,624

	TOTAL TELECOMMUNICATION SERVICES	21,843,325

UTILITIES - 8.6%
Electric Utilities - 2.0%
1,000,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	1,103,229
1,710,000	Exelon Corp., Bonds, 5.625% due 6/15/35	1,624,155
	FirstEnergy Corp., Notes:
11,000	6.450% due 11/15/11	11,894
3,235,000	7.375% due 11/15/31	3,600,193
1,910,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,981,625
1,520,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	1,661,272

	Total Electric Utilities	9,982,368

Gas Utilities - 0.3%
1,440,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,432,800

Independent Power Producers & Energy Traders - 5.8%
	AES Corp., Senior Notes:
1,330,000	9.375% due 9/15/10	1,376,550
16,087,000	7.750% due 3/1/14	16,247,870
590,000	7.750% due 10/15/15	596,637
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	19,125
1,240,000	Senior Notes, 7.750% due 6/1/19	1,050,900
	Edison Mission Energy, Senior Notes:
950,000	7.750% due 6/15/16	821,750
1,480,000	7.200% due 5/15/19	1,187,700
355,000	7.625% due 5/15/27	252,050
5,455,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17 (f)	3,573,025
1,100,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,089,000
2,715,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	2,704,819

	Total Independent Power Producers & Energy Traders	28,919,426

Multi-Utilities - 0.5%
2,400,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	2,626,310

	TOTAL UTILITIES	42,960,904

	TOTAL CORPORATE BONDS & NOTES (Cost - $299,091,435)	267,195,921

ASSET-BACKED SECURITIES - 1.6%
FINANCIALS - 1.6%
Automobiles - 0.2%
910,000	Hertz Vehicle Financing LLC, 5.290% due 3/25/16 (b)	917,683

Diversified Financial Services - 0.0%
9,709,091	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (a)(c)(e)	0

Home Equity - 1.2%
	ACE Securities Corp.:

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
Home Equity - 1.2% (continued)
1,452,333	0.374% due 2/25/31 (d)	$1,087,370
739,893	0.414% due 1/25/36 (d)	67,241
900,737	Amortizing Residential Collateral Trust, 2.044% due 8/25/32 (d)	248,191
651,531	Asset-Backed Securities Corp., Home Loan Equity Trust, 3.095% due 4/15/33 (d)	187,391
1,380,821	Countrywide Asset-Backed Certificates, 1.494% due 6/25/34 (d)	183,946
17,791	Countrywide Home Equity Loan Trust, 0.595% due 11/15/28 (d)	11,256
894,829	First Horizon ABS Trust, 0.404% due 10/25/34 (d)	281,617
156,811	Green Tree Financial Corp., 7.070% due 1/15/29	158,441
2,690,000	GSAA Home Equity Trust, 0.514% due 7/25/37 (d)(e)	588,531
	GSAMP Trust:
307,559	0.344% due 1/25/36 (d)	26,165
1,076,717	0.334% due 5/25/36 (d)	103,527
643,043	GSRPM Mortgage Loan Trust, 0.544% due 3/25/35 (b)(d)(e)	327,782
468,088	Indymac Home Equity Loan Asset-Backed Trust, 0.414% due 4/25/36 (d)	141,506
3,968,378	Indymac Seconds Asset Backed Trust, 0.374% due 6/25/36 (d)	401,366
612,033	Lehman XS Trust, 0.524% due 12/25/35 (d)	334,110
75,843	Provident Bank Home Equity Loan Trust, 1.024% due 1/25/31 (d)	34,006
2,569,176	RAAC Series, 0.494% due 2/25/37 (b)(d)	1,584,793
	SACO I Trust:
562,396	0.414% due 3/25/36 (d)	79,811
2,667,993	0.374% due 6/25/36 (d)	262,036
	Sail Net Interest Margin Notes:
106,424	7.750% due 4/27/33 (b)(c)	1
208,430	5.500% due 3/27/34 (b)(c)	0
1,953,877	Structured Asset Securities Corp., 0.354% due 2/25/36 (b)(d)	158,890

	Total Home Equity	6,267,977

Manufactured Housing - 0.1%
414,790	Mid-State Trust, 7.340% due 7/1/35	413,392

Other - 0.0%
9,211,485	Varick Structured Asset Fund Ltd., 2.511% due 11/1/35 (b)(c)(d)(e)	0

Student Loan - 0.1%
536,766	SLM Student Loan Trust, 0.272% due 7/25/17 (d)	536,103

	TOTAL ASSET-BACKED SECURITIES (Cost - $40,572,152)	8,135,155

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.5%
1,554,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	1,520,387
301,286	Banc of America Mortgage Securities, 4.701% due 4/25/35 (d)	272,346
1,892,541	Bear Stearns ARM Trust, 5.764% due 2/25/36 (d)(e)	1,237,282
675,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32 (d)	734,280
4,268,918	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34 (b)	4,408,163
	Countrywide Alternative Loan Trust:
771,524	0.574% due 11/20/35 (d)	414,371
701,796	5.427% due 12/25/35 (d)	502,533
1,453,142	0.514% due 1/25/36 (d)	791,706
632,772	0.544% due 1/25/36 (d)	316,745
882,884	0.454% due 7/25/46 (d)	427,741
500,000	Credit Suisse Mortgage Capital Certificates, 5.809% due 9/15/39 (d)	453,641
2,150,000	Deutsche Mortgage Securities Inc., 5.148% due 6/26/35 (b)(d)	1,423,535
	Downey Savings & Loan Association Mortgage Loan Trust:
484,126	0.455% due 3/19/45 (d)	253,903
798,398	1.678% due 3/19/46 (d)	327,193
66,901	Federal Home Loan Mortgage Corp. (FHLMC), IO, 11.565% due 6/15/21 (c)(h)	1,526
2,040	Federal National Mortgage Association (FNMA), 10.400% due 4/25/19 (h)	2,254

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
10,533,711	First Union National Bank Commercial Mortgage, IO, 0.598% due 5/17/32 (c)(d)	$134,045
328,067	GMAC Mortgage Corporation Loan Trust, 5.047% due 9/19/35 (d)	272,822
5,586,904	Greenpoint Mortgage Funding Trust, 0.374% due 4/25/47 (d)	3,995,249
	GSR Mortgage Loan Trust:
3,700,000	4.726% due 7/25/35 (d)	2,623,886
464,189	4.246% due 10/25/35 (d)	370,298
579,693	Harborview Mortgage Loan Trust, 0.595% due 1/19/35 (d)	318,890
494,822	Impac CMB Trust, 0.564% due 8/25/35 (d)	259,837
	Indymac Index Mortgage Loan Trust:
462,926	4.445% due 3/25/35 (d)	318,773
1,039,914	0.454% due 5/25/46 (d)	505,767
4,601,055	0.444% due 6/25/47 (d)	2,228,381
690,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (d)	675,763
670,418	JPMorgan Mortgage Trust, 4.953% due 8/25/35 (d)	562,178
3,736,493	Luminent Mortgage Trust, 0.434% due 5/25/46 (d)	1,515,402
	MASTR ARM Trust:
1,746,068	5.627% due 11/25/35 (b)(d)	1,020,211
349,959	4.844% due 1/25/36 (d)	293,270
3,114,206	0.454% due 4/25/46 (d)	1,496,724
1,729,404	Merit Securities Corp., 1.744% due 9/28/32 (b)(d)	1,161,548
67,072	Merrill Lynch Mortgage Investors Inc., 3.532% due 12/25/34 (d)	64,373
2,740,000	Merrill Lynch Mortgage Trust, 5.656% due 5/12/39 (d)	2,662,883
3,870,213	Morgan Stanley Mortgage Loan Trust, 3.336% due 6/25/36 (d)	3,521,894
3,732,539	Novastar Mortgage-Backed Notes, 0.434% due 9/25/46 (d)	1,801,755
	Residential Accredit Loans Inc.:
1,739,850	5.929% due 1/25/36 (d)	966,020
1,937,679	0.604% due 1/25/37 (d)	1,005,987
2,867,952	0.464% due 2/25/46 (d)	1,164,872
499,887	Residential Asset Securitization Trust, 5.000% due 8/25/19	477,164
	Structured Asset Mortgage Investments Inc.:
282,982	4.178% due 8/25/35 (d)(e)	183,445
556,254	0.454% due 5/25/36 (d)	295,160
4,529,008	0.434% due 7/25/46 (d)	2,085,154
	Structured Asset Securities Corp.:
1,550,980	0.594% due 3/25/35 (b)(d)	1,146,667
1,496,808	0.594% due 4/25/35 (b)(d)	1,155,986
1,480,109	0.594% due 6/25/35 (b)(d)	1,110,254
709,687	Voyager Dwnys Delaware Trust, 2.130% due 3/20/47 (b)(c)(d)(e)	92,038
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
638,380	4.908% due 8/25/35 (d)	557,160
266,671	4.824% due 10/25/35 (d)	232,544
727,526	5.045% due 12/25/35 (d)	573,708
3,956,689	0.514% due 12/25/45 (d)	2,781,351
768,289	0.534% due 12/25/45 (d)	427,485
458,841	0.534% due 12/25/45 (d)	276,096
5,100,000	5.838% due 8/25/46 (d)	3,635,335
329,445	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (d)	281,603

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $78,059,930)	57,339,584

MORTGAGE-BACKED SECURITIES - 13.9%
FHLMC - 6.0%
	Federal Home Loan Mortgage Corp. (FHLMC):
375,649	5.380% due 2/1/36 (d)(h)	392,572

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†		Security	Value
FHLMC - 6.0% (continued)
		Gold:
188		6.000% due 10/1/10 (h)	$195
38,457		7.000% due 7/1/11-8/1/30 (h)	41,787
384,146		6.500% due 9/1/31-12/1/31 (h)	416,445
401,849		5.500% due 11/1/35 (h)	424,522
27,600,000		5.000% due 11/12/39 (h)(i)	28,604,806

		Total FHLMC	29,880,327

FNMA - 5.6%
		Federal National Mortgage Association (FNMA):
1,251,725		6.500% due 4/1/15-5/1/31 (h)	1,359,336
3,368,091		5.500% due 10/1/16-8/1/37 (h)	3,588,009
7,300,000		5.500% due 11/17/24 (h)(i)	7,759,674
1,299,756		7.000% due 8/1/29-5/1/32 (h)	1,439,141
2,042,480		7.500% due 9/1/29-3/1/32 (h)	2,313,152
3,566		8.000% due 2/1/31 (h)	4,065
7,471,465		6.000% due 4/1/32-11/1/37 (h)	8,021,098
3,580,978		5.000% due 6/1/35 (h)	3,724,699

		Total FNMA	28,209,174

GNMA - 2.3%
		Government National Mortgage Association (GNMA):
4,504,275		6.500% due 5/15/28-8/15/34	4,836,376
1,659,720		7.000% due 3/15/29-3/15/32	1,834,560
575,759		7.500% due 1/15/30-9/15/31	654,301
4,200,000		5.000% due 11/19/39 (i)	4,363,405

		Total GNMA	11,688,642

		TOTAL MORTGAGE-BACKED SECURITIES (Cost - $67,504,626)	69,778,143

SOVEREIGN BONDS - 4.3%
Brazil - 1.7%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	570
1,347,000	BRL	10.000% due 7/1/10	770,415
14,126,000	BRL	10.000% due 1/1/12	7,780,352

		Total Brazil	8,551,337

Indonesia - 0.5%
23,046,000,000	IDR	Republic of Indonesia, 11.000% due 9/15/25	2,493,893

Italy - 1.0%
4,750,000		Region of Lombardy, 5.804% due 10/25/32	4,898,609

Mexico - 0.7%
		United Mexican States, Medium-Term Notes:
380,000		5.625% due 1/15/17	396,150
2,810,000		6.750% due 9/27/34	3,062,900

		Total Mexico	3,459,050

Russia - 0.2%
		Russian Federation:
365,000		11.000% due 7/24/18 (b)	517,387
730,380		7.500% due 3/31/30 (b)	819,925

		Total Russia	1,337,312

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
Supranational - 0.2%
875,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	$945,714

	TOTAL SOVEREIGN BONDS (Cost - $21,330,245)	21,685,915

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.3%
U.S. Government Agencies - 2.7%
	Federal Home Loan Bank (FHLB), Global Bonds:
950,000	1.625% due 7/27/11	961,426
720,000	1.750% due 8/22/12	725,272
420,000	5.500% due 7/15/36	454,425
950,000	Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes, 3.000% due 7/28/14 (h)	972,519
	Federal National Mortgage Association (FNMA):
	Notes:
630,000	5.550% due 2/16/17 (h)	639,263
500,000	5.000% due 5/20/24 (h)	498,661
	Subordinated Notes:
2,300,000	6.250% due 2/1/11 (h)	2,431,031
1,460,000	5.250% due 8/1/12 (h)	1,562,473
1,270,000	4.625% due 5/1/13 (h)	1,341,694
	Financing Corp. (FICO) Strip:
770,000	Bonds, zero coupon bond to yield 4.650% due 11/2/18	529,354
	Debentures:
220,000	Zero coupon bond to yield 4.448% due 2/8/18	158,067
810,000	Zero coupon bond to yield 4.470% due 5/11/18	575,326
630,000	Zero coupon bond to yield 4.558% due 8/3/18	440,662
350,000	Zero coupon bond to yield 4.558% due 8/3/18	244,812
330,000	Zero coupon bond to yield 4.558% due 8/3/18	230,823
340,000	Zero coupon bond to yield 4.707% due 3/7/19	229,419
110,000	Zero coupon bond to yield 4.727% due 6/6/19	73,258
	Notes:
660,000	Zero coupon bond to yield 4.469% due 4/6/18	470,821
780,000	Zero coupon bond to yield 4.558% due 8/3/18	545,581
40,000	Zero coupon bond to yield 4.848% due 9/26/19	26,176
	Tennessee Valley Authority:
500,000	5.250% due 9/15/39	513,817
30,000	Bonds, 5.980% due 4/1/36	33,669

	Total U.S. Government Agencies	13,658,549

U.S. Government Obligations - 8.6%
	U.S. Treasury Bonds:
800,000	8.750% due 8/15/20	1,167,000
250,000	3.500% due 2/15/39	219,219
2,080,000	4.250% due 5/15/39	2,085,526
2,900,000	4.500% due 8/15/39	3,030,503
	U.S. Treasury Notes:
1,020,000	1.375% due 10/15/12	1,019,283
23,820,000	2.375% due 9/30/14	23,922,259
7,000,000	3.125% due 10/31/16	7,062,321
3,720,000	3.625% due 8/15/19	3,792,659

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount†	Security	Value
U.S. Government Obligations - 8.6% (continued)
1,030,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 3.500% due 5/15/18	$769,571

	Total U.S. Government Obligations	43,068,341

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $56,319,576)	56,726,890

Shares
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
2,694	Mattress Holding Corp. (c)(e)*	0

CONSUMER STAPLES - 0.0%
Food Products - 0.0%
24,971	Aurora Foods Inc. (c)(e)*	0

INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
2,433	Axiohm Transaction Solutions Inc. (c)(e)*	0

MATERIALS - 0.1%
Chemicals - 0.1%
23,984	Georgia Gulf Corp. *	344,650
1	Pliant Corp. (c)(e)*	0

	TOTAL MATERIALS	344,650

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
3,736	McLeodUSA Inc., Class A Shares (c)(e)*	0
19,250	Pagemart Wireless (c)(e)*	193

	TOTAL TELECOMMUNICATION SERVICES	193

	TOTAL COMMON STOCKS (Cost - $710,229)	344,843

CONVERTIBLE PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
139,850	Motors Liquidation Co., Senior Debentures, Series C, 6.250% due 7/15/33 (Cost - $3,376,830)	484,231

ESCROWED SHARES - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
750,000	Buffets Inc., 12.500% due 11/1/14 (c)(e)*	0

Textiles, Apparel & Luxury Goods - 0.0%
375,000	Pillowtex Corp., 9.000% due 12/15/49 (c)(e)*	0

	TOTAL ESCROWED SHARES (Cost - $0)	0

PREFERRED STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.0% Media - 0.0%

8,115	CMP Susquehanna Radio Holdings Corp., (b)(c)(e)*	81

FINANCIALS - 0.5%
Consumer Finance - 0.5%
3,711	Preferred Blocker Inc., 7.000% (b)	2,266,377

Thrifts & Mortgage Finance - 0.0%
92,225	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (d)(h)*	101,448
3,200	Federal National Mortgage Association (FNMA), 7.000% (d)(h)*	6,240

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Shares	Security	Value
Thrifts & Mortgage Finance - 0.0% (continued)
62,800	Federal National Mortgage Association (FNMA), 8.250% (d)(h)*	$72,220

	Total Thrifts & Mortgage Finance	179,908

	TOTAL FINANCIALS	2,446,285

UTILITIES - 0.0%
Electric Utilities - 0.0%
5,200	AES Trust III, 6.750%	221,520

	TOTAL PREFERRED STOCKS (Cost - $5,424,345)	2,667,886

Warrants
WARRANTS - 0.0%
633	Buffets Restaurant Holdings, Expires 4/28/14 (c)(e)*	0
9,274	CNB Capital Trust, Expires 3/23/19 (b)(c)(e)*	93
1,780	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (b)(c)(e)*	0
250	Jazztel PLC, Expires 7/15/10 (b)(c)(e)*	0
200	Leap Wireless International Inc., Expires 4/15/10 (b)(c)(e)*	0

	TOTAL WARRANTS (Cost - $140,768)	93

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $572,530,136)	484,358,661

Face Amount†
SHORT-TERM INVESTMENTS - 10.8%
U.S. Government Agency - 0.5%
2,635,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.311% - 0.401% due 1/25/10 (h)(j)(k) (Cost - $2,632,541)	2,634,847

U.S. Government Obligation - 2.1%
10,500,000	U.S. Treasury Bills, 0.165% due 4/29/10 (k) (Cost - $10,491,434)	10,492,209

Repurchase Agreement - 8.2%
40,807,000	Morgan Stanley tri-party repurchase agreement dated 10/30/09, 0.050% due 11/2/09; Proceeds at maturity - $40,807,170; (Fully collateralized by various U.S. government agency obligations, 1.250% to 1.375% due 9/28/11 to 9/29/11; Market value - $41,674,098) (Cost - $40,807,000)	40,807,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $53,930,975)	53,934,056

	TOTAL INVESTMENTS - 107.5% (Cost - $626,461,111#)	538,292,717
	Liabilities in Excess of Other Assets - (7.5)%	(37,428,073)

	TOTAL NET ASSETS - 100.0%	$500,864,644

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	The coupon payment on these securities is currently in default as of October 31, 2009.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

See Notes to Schedule of Investments.

Legg Mason Western Asset Strategic Income Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage

BRL	— Brazilian Real

GMAC	— General Motors Acceptance Corp.

GSAMP	— Goldman Sachs Alternative Mortgage Products

IDR	— Indonesian Rupiah

IO	— Interest Only

MASTR	— Mortgage Asset Securitization Transactions Inc.

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
46	Eurodollar Futures, Call	3/15/10	$99.00	$62,962
26	Eurodollar Futures, Call	9/13/10	98.75	29,490
18	Eurodollar Futures, Put	3/15/10	98.88	1,913
28	Eurodollar Futures, Put	3/15/10	98.75	2,450
11	Eurodollar Futures, Put	3/15/10	99.38	3,025
26	Eurodollar Futures, Put	9/13/10	98.75	25,266

	Total Written Options (Premiums received - $117,453)			$125,106

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Strategic Income Fund (formerly known as Legg Mason Partners Strategic Income Fund) (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of the business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:
Corporate bonds & notes	—	$266,976,145	$219,776	$267,195,921
Asset-backed securities	—	8,135,155	0	8,135,155
Collateralized mortgage obligations	—	57,339,584	—	57,339,584
Mortgage-backed securities	—	69,778,143	—	69,778,143
Sovereign bonds	—	21,685,915	—	21,685,915
U.S. government & agency obligations	—	56,726,890	—	56,726,890
Common stocks	$344,650	—	193	344,843
Convertible preferred stocks	—	484,231	—	484,231
Escrowed shares	—	—	0	0
Preferred stocks	401,428	2,266,458	—	2,667,886
Warrants	—	93	0	93

Total long-term investments	$746,078	$483,392,614	$219,969	$484,358,661

Short-term investments†	—	53,934,056	—	53,934,056

Total investments	$746,078	$537,326,670	$219,969	$538,292,717

Other financial instruments:
Futures contracts	$1,430,859	—	—	$1,430,859
Written options	(125,106)	—	—	(125,106)
Interest rate swaps‡	—	$1,642,623	—	1,642,623
Credit default swaps on credit indices - sell‡	—	(2,050,023)	—	(2,050,023)

Total other financial instruments	$1,305,753	$(407,400)	—	$898,353

Total	$2,051,831	$536,919,270	$219,969	$539,191,070

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS
Balance as of July 31, 2009	$234,651	$0	$254,233	$193
Accrued premiums/discounts	10,880	39,828	107	—
Realized gain/(loss)[1]	—	—	841	—
Change in unrealized appreciation (depreciation)[2]	(15,270)	(39,828)	66,956	—
Net purchases (sales)	—	—	5,056	—
Net transfers in and/or out of Level 3	(10,485)	—	$(327,193)	—

Balance as of October 31, 2009	$219,776	$0	—	$193

Net unrealized appreciation (depreciation) for investments in securities still held at October 31, 2009	$(3,450,915)	$(15,573,279)	—	$164

INVESTMENTS IN SECURITIES	ESCROWED SHARES	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2009	$0	$3,449	$255	$492,781
Accrued premiums/discounts	—	—	—	50,815
Realized gain/(loss)[1]	—	—	—	841
Change in unrealized appreciation (depreciation)[2]	—	(3,368)	(162)	8,328
Net purchases (sales)	—	—	—	5,056
Net transfers in and/or out of Level 3	—	$(81)	(93)	(337,852)

Balance as of October 31, 2009	$0	—	$0	$219,969

Net unrealized appreciation (depreciation) for investments in securities still held at October 31, 2009	$0	—	$(140,513)	$(19,164,543)

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option),

Notes to Schedule of Investments (unaudited) (continued)

including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(j) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The

Notes to Schedule of Investments (unaudited) (continued)

Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $2,050,023. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $500,000. If a defined credit event had occurred as of October 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $31,634,872 less the value of the contracts’ related reference obligations.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of October 31, 2009, the three-month London Interbank Offered Rates (“LIBOR”) was 0.281%.

(k) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(l) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(n)	Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,918,336
Gross unrealized depreciation	(105,086,730)

Net unrealized depreciation	$(88,168,394)

At October 31, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	19	12/09	$4,686,198	$4,734,800	$48,602
90-Day Eurodollar	202	3/10	49,955,008	50,244,975	289,967
90-Day Eurodollar	47	6/10	11,583,137	11,656,588	73,451
90-Day Eurodollar	17	9/10	4,177,424	4,201,125	23,701
U.S. Treasury 2-Year Notes	56	12/09	12,085,620	12,186,125	100,505
U.S. Treasury 5-Year Notes	398	12/09	45,426,599	46,348,344	921,745
U.S. Treasury 30-Year Bonds	302	12/09	35,847,864	36,287,187	439,323

					$1,897,294

Contracts to Sell:
U.S. Treasury 10-Year Notes	408	12/09	$47,926,190	$48,392,625	$(466,435)

Net Unrealized Gain on Open Futures Contracts					$1,430,859

At October 31, 2009, the Fund held TBA securities with a total cost of $40,532,469.

Notes to Schedule of Investments (unaudited) (continued)

During the period ended October 31, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2009	556	$475,871
Options written	69	61,326
Options closed	(29)	(27,358)
Options exercised	(86)	(94,407)
Options expired	(355)	(297,979)

Written options, outstanding October 31, 2009	155	$117,453

At October 31, 2009, the Fund held the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Interest Rate Swaps:
Barclays Capital Inc.	$13,500,000	3/19/18	3-Month LIBOR	5.000%	$(154,542)	$1,797,165

‡	Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES - SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclays Capital Inc. (CDX North America Crossover Index)	$500,000	6/20/12	0.750% quarterly	$(18,123)	$(7,417)	$(10,706)

Barclays Capital Inc. (CDX North America Crossover Index)	1,450,005	12/20/12	1.400% quarterly	(104,218)	(28,676)	(75,542)

Barclays Capital Inc. (CDX North America Crossover Index)	23,200,080	12/20/12	1.400% quarterly	(1,667,489)	(801,160)	(866,329)

Barclays Capital Inc. (CDX North America Crossover Index)	1,933,340	12/20/12	1.400% quarterly	(138,958)	(79,320)	(59,638)

Barclays Capital Inc. (CDX North America Crossover Index)	2,513,342	12/20/12	1.400% quarterly	(180,645)	(131,630)	(49,015)

Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	538,105	7/25/45	0.180% monthly	(106,276)	(33,377)	(72,899)

Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	1,500,000	6/20/14	5.000% quarterly	165,686	43,910	121,776

Total	$31,634,872			$(2,050,023)	$(1,037,670)	$(1,012,353)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure at October 31, 2009.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	1,897,294	(466,435)	(125,106)	1,642,623	2,948,376
Credit Contracts	—	—	—	(2,050,023)	(2,050,023)

Total	1,897,294	(466,435)	(125,106)	(407,400)	898,353

The Fund had average market values of $168,120, $202,519,351 and $30,674,328 in written options, futures contracts (to buy) and futures contracts (to sell), respectively, and average notional balances of $13,500,000 and $31,882,427 in interest rate swap contracts and credit default swap contracts (to sell protection), respectively, during the period ended October 31, 2009.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: December 22, 2009

By:	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: December 22, 2009